UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-07964

                      ACM MANAGED DOLLAR INCOME FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                   Date of fiscal year end: September 30, 2004

                  Date of reporting period: September 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
Closed End
-------------------------------------------------------------------------------


AllianceBernstein [LOGO](SM)
Investment Research and Management


ACM Managed Dollar Income Fund


Annual Report -- September 30, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "Proxy voting policies" link or "Proxy voting records" link on the left side of the page), or go to the Securities and Exchange Commission's, (The "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

Beginning in February 2005, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q will also be able to be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800)-SEC-0330.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

November 17, 2004

Annual Report

This report provides management's discussion of fund performance for ACM Managed Dollar Income Fund (the "Fund"), a closed-end fund that trades under the New York Stock Exchange symbol "ADF", for the annual reporting period ended September 30, 2004.

Investment Objective and Policies

This closed-end fund is designed for investors who seek high current income and capital appreciation. To achieve this objective, it invests primarily in high-yielding, U.S. and non-U.S. fixed income securities, denominated in U.S. dollars, that we expect to benefit from improving economic and credit fundamentals. For more information regarding the Fund's risks, please see "A Word About Risk" on page 4 and Note E--"Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 33.

Investment Results

The table on page 6 shows the Fund's performance compared to the composite benchmark, a 65%/35% blend of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and the Credit Suisse First Boston High Yield (CSFBHY) Index, respectively, for the six- and 12-month periods ended September 30, 2004. The JPM EMBI+ is a standard measure of the performance of a basket of unmanaged emerging market debt securities. The CSFBHY Index is a standard measure of the performance of a basket of unmanaged U.S. high yield debt securities. The Fund's performance is compared to a composite benchmark of both indices because it more closely resembles the composition of the Fund's portfolio.

For the 12-month period ended September 30, 2004, the Fund outperformed its composite benchmark. During this time frame, the Fund benefited primarily from its emerging market debt holdings, country selection and its ability to use leverage. From a country perspective, the Fund's holdings in Brazil and Turkey, as well as its underweighted position in Mexico, contributed positively to performance. The Fund's overweighting of Ecuador early in the reporting period also contributed positively to performance.

The Fund, however, underperformed its composite benchmark during the six-month period ended September 30, 2004. Although the Fund's holdings in Ecuador helped performance earlier in the year, the Fund's overweighted position in Ecuador during the emerging market debt sell-off in April 2004 detracted from performance during the six-month period. As a result of the sell-off, the Fund's management team reduced the Fund's position in Ecuador. This reduction also contributed to the Fund's underperformance when Ecuador subsequently rebounded as a result of higher oil prices. The Fund's holdings in Russia also dampened returns during the six-month period. Russia, which had been one of the Fund's strongest performers, was weighed down by negative political factors and policy missteps towards the end of the period.

Specific securities contributed both positively and negatively to the Fund's performance during the 12-month period under review. Within the Fund's high yield allocation, its overweighted


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 1


position in finance, particularly property and casualty insurance, as well as its holdings in the building materials sector, contributed positively to performance. The Fund's overweighted position in wireless and cable securities, as well as its underweighted position in utilities that performed well during the reporting period, detracted from performance. Security selection within the Fund's utilities holdings also detracted from performance.

Two additional factors impacted the Fund's performance during the annual reporting period. The Fund's duration was shortened, as we expected interest rates to rise. However, lower consumer confidence and sluggish employment growth during the summer kept interest rates low. This decision dampened the Fund's outperformance. The Fund's ability to avoid troubled credit issues during the period under review aided its performance.

In summary, although some of the Fund's country weightings, high yield sector allocations and the timing of some of our investment decisions detracted from the Fund's performance, the use of leverage increased the rate of return amplifying the strong positive performance generated by both the emerging markets asset class as well as high yield during the 12-month period ended September 30, 2004.

Market Review and Investment Strategy

The emerging market debt class, as represented by the JPM EMBI+, returned a strong 11.96% for the annual period ended September 30, 2004. The emerging debt markets benefited throughout the annual period from a lower global interest rate environment, higher commodity prices and improving emerging country fundamentals. Within the Fund's emerging market holdings, allocations to the Fund's core emerging market countries (Brazil, Russia, Colombia, Mexico, Peru, Turkey, Venezuela, and the Ukraine) were maintained; however, the Fund's emerging market duration exposure was reduced later in the reporting period as global liquidity tightened.

The Fund generally maintained an overweighted position in Russian debt throughout most of the period as credit statistics continued to improve and Russia benefited from higher oil prices. Late in the period, however, the Fund's Russian holdings were reduced as positive economic fundamentals were offset by administrative paralysis and the Yukos affair. Russia's Justice Ministry had seized the assets of Yukos, the country's largest oil producer, and was preparing to sell its main oil-producing unit in Siberia to recover payment of back taxes.

The Fund's exposure in Brazil was reduced as concerns surfaced that political scandal and the Central Bank's inability to lower interest rates would hurt economic growth. Those concerns proved to be misplaced, however; so Brazilian holdings have subsequently begun to be added back to the Fund's investment portfolio. Furthermore, gross domestic product (GDP) growth in Brazil has remained high, easing worries about debt sustainability, and is likely to benefit from further ratings upgrades. Brazil was recently upgraded by both Moody's Investors Service and Standard & Poor's rating agencies.


_______________________________________________________________________________

2 o ACM MANAGED DOLLAR INCOME FUND


The Fund's position in the Ukraine was also increased during the annual period under review due to strong economic growth and prospects for rating upgrades. Toward the end of the reporting period, the Fund's Argentinean debt was increased due to significant indications that a new, final restructuring offer would benefit investors.

Within the high yield sector, improved balance sheets and access to capital led to strong returns. Yield-seeking investors in the low-rate environment helped to drive high-yield prices up, despite near-record issuance. For the annual period under review, the high yield market posted a return of 13.32%, according to the CSFBHY Index. Credit quality continued to improve, resulting in declining default rates and more favorable upgrade/downgrade ratios. As spread dispersion among high yield industries narrowed during the period, the Fund's strategy turned more toward specific issuer selection and diversifying its holdings across industry sectors--focusing on identifying sectors with positive fundamental/valuation outlooks and avoiding those sectors with deteriorating credit trends or limited upside potential. Underweighted positions in industries with lower spread levels that would be more negatively impacted by a rising interest rate environment were maintained.

One of the Fund's largest industry overweight positions during the period continued to be wireless communications. Within the wireless sector, the Fund focused on rural growth providers that, in our view, had the following characteristics: those that had fewer competitive restraints, that would be less affected by the implementation of number portability, and that had improved balance sheets from recent capital-market transactions. More recently, however, the Fund's longstanding overweight of the wireless-telecom sector has been reduced due to concerns regarding the rural wireless carriers' ability to generate profitable subscriber growth and to negotiate favorable agreements with the soon-to-be merged AT&T Wireless Cingular. Additionally, the utilities industry continued to be underweighted due to sustained margin pressure and generally weak fundamentals.

In Memory

It is with sadness that we announce the passing of Clifford L. Michel, a member of the Board of Directors of ACM Managed Dollar Income Fund. Mr. Michel served the interests of the Fund's shareholders for the last 11 years. His hard work, dedication and contributions to the Fund will be greatly missed.


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 3


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on page 6 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Managed Dollar Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. For additional shareholder information regarding this Fund, please see page 50.

Benchmark Disclosure

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) and the unmanaged Credit Suisse First Boston High Yield (CSFBHY) Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The JPM EMBI+ is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The CSFBHY Index is a measure of lower-rated, fixed income, non-convertible U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund may utilize additional leverage through the investment techniques of reverse repurchase agreements and dollar rolls. Repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase agreement transaction is less than the cost of otherwise obtaining the cash.

The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Fund. The effect of leverage can realize shareholders higher returns than if the Fund were not leveraged and the use of leverage techniques can add to net asset value (NAV). However, the risks of such techniques are potentially a higher volatility of the NAV of the Common Stock, potentially more volatility in the market


(Historical Performance continued on next page)


_______________________________________________________________________________

4 o ACM MANAGED DOLLAR INCOME FUND


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


value of the Common Stock and the relatively greater effect on the NAV of the Common Stock caused by favorable or adverse changes in the currency exchange rates. In addition, changes in the interest rate environment can increase or decrease shareholder returns. This additional leverage will not exceed 33% of the Fund's total assets, less liabilities.

To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, then the benefit to the shareholders will be reduced. If the rate on indebtedness were to exceed the net return on the same portion of the portfolio, then this would result in a lower rate of return for the shareholders. Similarly, the use of leverage in a declining market can advance the decrease of the Fund's NAV more so than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for shares of Common Stock than if the Fund were not leveraged. In extreme cases, if the Fund's current investment income were not sufficient to meet interest payments on indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, then it could be necessary for the Fund to liquidate certain investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.


(Historical Performance continued on next page)


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 5


                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


                                                               Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED SEPTEMBER 30, 2004                       6 Months     12 Months
-------------------------------------------------------------------------------
ACM Managed Dollar Income Fund (NAV)                     1.41%        13.45%
-------------------------------------------------------------------------------
JPM EMBI+                                                2.99%        11.96%
-------------------------------------------------------------------------------
CSFBHY Index                                             4.30%        13.32%
-------------------------------------------------------------------------------
Composite: 65% JPM EMBI+ / 35% CSFBHY Index              3.44%        12.43%
-------------------------------------------------------------------------------

The Fund's Market Price per share on September 30, 2004 was $7.87. For additional Financial Highlights, please see page 39.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
9/30/94 TO 9/30/04


ACM Managed Dollar Income Fund (NAV): $26,176
Composite: 65% JPM EMBI+ / 35% CSFBHY Index: $30,537


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                          ACM Managed Dollar      Composite: 65% JPM EMBI+ /
                           Income Fund (NAV)          35% CSFBHY Index
-------------------------------------------------------------------------------
        9/30/94                 $ 10,000                 $ 10,000
        9/30/95                 $ 10,611                 $ 10,831
        9/30/96                 $ 14,947                 $ 14,183
        9/30/97                 $ 19,975                 $ 17,381
        9/30/98                 $ 12,740                 $ 14,492
        9/30/99                 $ 15,121                 $ 16,858
        9/30/00                 $ 16,539                 $ 20,043
        9/30/01                 $ 14,872                 $ 19,928
        9/30/02                 $ 14,906                 $ 19,979
        9/30/03                 $ 23,071                 $ 27,160
        9/30/04                 $ 26,176                 $ 30,537


This chart illustrates the total value of an assumed $10,000 investment in ACM Managed Dollar Income Fund at net asset value (NAV) (from 9/30/94 to 9/30/04) as compared to the performance of the Fund's composite benchmark (65% JPM EMBI+ / 35% CSFBHY Index). The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on pages 4-5.


_______________________________________________________________________________

6 o ACM MANAGED DOLLAR INCOME FUND


                                                              Portfolio Summary
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
September 30, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $178.7


SECURITY TYPE BREAKDOWN*
     52.4%   Sovereign Debt Obligations
     45.2%   Corporate Debt Obligations           [PIE CHART OMITTED]
      0.6%   Preferred Stock

      1.8%   Short-Term


* All data is as of September 30, 2004. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 7


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
September 30, 2004

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-63.0%
Argentina-2.1%
Republic of Argentina FRN
  1.98%, 8/03/12(a)                                   $ 2,315     $   1,710,785
  6.00%, 3/31/23(b)                                     1,225           643,125
  11.375%, 1/30/17(b)                                     175            53,375
  11.75%, 6/15/15(b)                                      350           105,875
  12.25%, 6/19/18(b)                                      833           244,926
  15.50%, 12/19/08(a)(b)                                3,093           927,900
                                                                  -------------
                                                                      3,685,986
                                                                  -------------
Brazil-13.7%
Republic of Brazil
  7.72%, 6/29/09(a)                                       682           746,108
  8.25%, 1/20/34                                          250           222,875
  10.125%, 5/15/27                                        650           689,000
  10.50%, 7/14/14                                       1,785         1,988,490
  11.00%, 8/17/40(c)                                    5,546         6,214,293
  12.00%, 4/15/10                                       1,350         1,606,500
  12.75%, 1/15/20                                       1,145         1,451,287

Republic of Brazil-DCB FRN
  Series L
  2.125%, 4/15/12(a)                                    1,313         1,217,756
  C-Bonds
  8.00%, 4/15/14(c)                                    10,432        10,314,953
                                                                  -------------
                                                                     24,451,262
                                                                  -------------
Bulgaria-0.5%
Republic of Bulgaria
  8.25%, 1/15/15(d)                                       451           556,985
  8.25%, 1/15/15                                          355           438,425
                                                                  -------------
                                                                        995,410
                                                                  -------------
Colombia-2.7%
Republic of Colombia
  8.25%, 12/22/14                                         510           503,625
  10.75%, 1/15/13                                         237           271,721
  11.75%, 2/25/20(c)                                    3,290         4,030,250
                                                                  -------------
                                                                      4,805,596
                                                                  -------------
Ecuador-0.9%
Republic of Ecuador
  8.00%, 8/15/30(a)                                     1,805         1,471,075
  8.00%, 8/15/30(a)(d)                                     75            61,125
                                                                  -------------
                                                                      1,532,200
                                                                  -------------


_______________________________________________________________________________

8 o ACM MANAGED DOLLAR INCOME FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
El Salvador-0.3%
Republic of El Salvador
  7.625%, 9/21/34(d)                                   $  150     $     153,750
  8.50%, 7/25/11(d)                                       400           444,400
                                                                  -------------
                                                                        598,150
                                                                  -------------
Indonesia-0.5%
Republic of Indonesia
  6.75%, 3/10/14(d)                                       945           922,556
                                                                  -------------
Jamaica-0.4%
Government of Jamaica
  11.75%, 5/15/11                                         565           658,225
  12.75%, 9/01/07                                          65            75,725
                                                                  -------------
                                                                        733,950
                                                                  -------------
Mexico-7.9%
United Mexican States
  8.00%, 9/24/22(c)                                     4,472         5,042,180
  8.125%, 12/30/19(c)                                   2,085         2,376,900
  11.375%, 9/15/16(c)                                   4,508         6,638,030
                                                                  -------------
                                                                     14,057,110
                                                                  -------------
Panama-1.2%
Republic of Panama
  8.875%, 9/30/27                                         200           209,400
  9.375%, 4/01/29                                         306           342,567
  9.625%, 2/08/11                                         300           344,700
  10.75%, 5/15/20                                       1,050         1,248,450
                                                                  -------------
                                                                      2,145,117
                                                                  -------------
Peru-1.9%
Republic of Peru
  8.375%, 5/03/16                                         775           806,000
  9.125%, 2/21/12                                       1,300         1,443,000
  9.875%, 2/06/15                                         979         1,125,850
                                                                  -------------
                                                                      3,374,850
                                                                  -------------
Philippines-2.0%
Republic of Philippines
  8.25%, 1/15/14                                           25            24,600
  9.00%, 2/15/13                                          100           103,000
  9.875%, 1/15/19(c)                                    2,600         2,688,400
  10.625%, 3/16/25                                        779           833,530
                                                                  -------------
                                                                      3,649,530
                                                                  -------------
Russia-19.5%
Ministry Finance of Russia
  Series V
  3.00%, 5/14/08                                        3,530         3,194,650
  Series VII
  3.00%, 5/14/11                                        1,420         1,127,196


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 9


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Russian Federation
  5.00%, 3/31/30(a)(d)                               $ 30,060     $  28,895,175
  5.00%, 3/31/30(a)                                     1,775         1,706,219
                                                                  -------------
                                                                     34,923,240
                                                                  -------------
Turkey-3.1%
Republic of Turkey
  9.875%, 3/19/08                                         400           449,000
  11.50%, 1/23/12(c)                                    1,325         1,649,625
  11.75%, 6/15/10                                         750           930,375
  12.375%, 6/15/09(c)                                   2,000         2,490,000
                                                                  -------------
                                                                      5,519,000
                                                                  -------------
Ukraine-2.2%
Ukraine Government
  6.875%, 3/04/11(d)                                      500           490,000
  7.65%, 6/11/13                                        1,765         1,765,000
  11.00%, 3/15/07                                       1,528         1,665,931
                                                                  -------------
                                                                      3,920,931
                                                                  -------------
Uruguay-0.7%
Republic of Uruguay
  7.875%, 1/15/33                                       1,483         1,197,795
                                                                  -------------
Venezuela-3.4%
Republic of Venezuela
  5.375%, 8/07/10                                         975           878,963
  9.25%, 9/15/27(c)                                     5,200         5,124,600
                                                                  -------------
                                                                      6,003,563
                                                                  -------------
Total Sovereign Debt Securities
  (cost $90,396,410)                                                112,516,246
                                                                  -------------
U.S. CORPORATE DEBT OBLIGATIONS-45.7%
Aerospace/Defense-0.7%
DRS Technologies, Inc.
  6.875%, 11/01/13                                        325           338,000
K&F Industries, Inc.
  Series B
  9.625%, 12/15/10                                        175           194,687
Sequa Corp.
  9.00%, 8/01/09                                          210           232,050
TD Funding Corp.
  8.375%, 7/15/11                                         450           481,500
                                                                  -------------
                                                                      1,246,237
                                                                  -------------
Air Transportation-0.4%
American Trans Air, Inc.
  6.99%, 4/15/16(d)                                       490           362,331
  Series RJ04
  9.558%, 9/01/19                                         283           283,377
                                                                  -------------
                                                                        645,708
                                                                  -------------


_______________________________________________________________________________

10 o ACM MANAGED DOLLAR INCOME FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Automotive-1.3%
Dana Corp.
  10.125%, 3/15/10                                      $ 235     $     266,725
Dura Operating Corp.
  Series D
  9.00%, 5/01/09                                          392           348,880
HLI Operating, Inc.
  10.50%, 6/15/10                                         266           289,940
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13                                         365           392,375
TRW Automotive, Inc.
  9.375, 2/15/13                                           91           103,968
  11.00%, 2/15/13                                         156           185,640
United Auto Group, Inc.
  9.625%, 3/15/12                                         260           286,650
United Rentals North America, Inc.
  6.50%, 2/15/12                                          494           475,475
                                                                  -------------
                                                                      2,349,653
                                                                  -------------
Broadcasting & Media-1.1%
Albritton Communications Co.
  7.75%, 12/15/12                                         385           398,475
Emmis Operating Co.
  6.875%, 5/15/12                                         335           347,563
PRIMEDIA, Inc.
  8.00%, 5/15/13(d)                                        80            76,100
  8.875%, 5/15/11                                         305           305,000
Radio One, Inc.
  8.875%, 7/01/11                                         235           259,088
Sinclair Broadcast Group, Inc.
  8.00%, 3/15/12                                           90            93,375
  8.75%, 12/15/11                                         265           287,525
Young Broadcasting, Inc.
  8.50%, 12/15/08                                         180           191,250
                                                                  -------------
                                                                      1,958,376
                                                                  -------------
Building & Real Estate-2.4%
Associated Materials, Inc.
  11.25%, 3/01/14(d)(e)                                   935           680,212
Dayton Superior Corp.
  10.75%, 9/15/08                                         180           192,600
D.R. Horton, Inc.
  6.875%, 5/01/13                                         340           371,450
KB HOME
  7.75%, 2/01/10                                          520           565,500
LNR Property Corp.
  7.25%, 10/15/13                                         500           545,000
  7.625%, 7/15/13                                         125           136,875
Meritage Corp.
  9.75%, 6/01/11(a)                                       440           493,900
Nortek, Inc.
  8.50%, 9/01/14(d)                                       490           513,275


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 11


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Schuler Homes, Inc.
  10.50%, 7/15/11                                      $  360     $     414,000
William Lyon Homes, Inc.
  10.75%, 4/01/13                                         265           306,075
                                                                  -------------
                                                                      4,218,887
                                                                  -------------
Cable-2.6%
Cablevision Systems Corp.
  8.00%, 4/15/12(d)                                       895           935,275
Charter Communications Operating LLC
  8.00%, 4/30/12(d)                                     1,000           997,500
CSC Holdings, Inc.
  6.75%, 4/15/12(d)                                       880           882,200
  7.625%, 7/15/18                                         405           413,100
DirectTV Holdings LLC
  8.375%, 3/15/13                                         285           324,187
Echostar DBS Corp.
  6.375%, 10/01/11                                        650           658,125
Insight Midwest LP
  9.75%, 10/01/09                                         380           397,100
                                                                  -------------
                                                                      4,607,487
                                                                  -------------
Chemicals-1.2%
Equistar Chemical Funding LP
  10.125%, 9/01/08                                        520           586,300
  10.625%, 5/01/11                                        130           148,200
Huntsman Advanced Materials LLC
  11.00%, 7/15/10(d)                                      275           319,000
Huntsman International LLC
  9.875%, 3/01/09                                         325           358,313
Resolution Performance Products LLC
  9.50%, 4/15/10                                          410           423,325
Westlake Chemical Corp.
  8.75%, 7/15/11                                          270           303,075
                                                                  -------------
                                                                      2,138,213
                                                                  -------------
Communications - Fixed-1.9%
Cincinnati Bell, Inc.
  8.375%, 1/15/14                                         535           488,187
FairPoint Communications, Inc.
  11.875%, 3/01/10                                        300           342,000
Qwest Communications International, Inc.
  7.50%, 2/15/14(d)                                       205           188,088
Qwest Corp.
  9.125%, 3/15/12(d)                                    1,420         1,562,000
Time Warner Telecom, Inc.
  9.25%, 2/15/14*                                         875           870,625
                                                                  -------------
                                                                      3,450,900
                                                                  -------------
Communications - Mobile-1.9%
Iridium LLC Capital Corp.
  Series B
  14.00%, 7/15/05(b)                                    5,000           462,500


_______________________________________________________________________________

12 o ACM MANAGED DOLLAR INCOME FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Nextel Communications, Inc.
  6.875%, 10/31/13                                      $ 480     $     499,200
  7.375%, 8/01/15                                         430           462,250
  9.50%, 2/01/11                                          465           527,775
PanAmSat Corp.
  9.00%, 8/15/14(d)                                       690           717,600
Rural Cellular Corp.
  8.25%, 3/15/12(d)                                       240           244,200
TeleCorp PCS, Inc.
  10.625%, 7/15/10                                        203           225,514
Tritel PCS, Inc.
  10.375%, 1/15/11                                        234           267,004
                                                                  -------------
                                                                      3,406,043
                                                                  -------------
Consumer Manufacturing-1.3%
Broder Brothers Co.
  11.25%, 10/15/10                                        500           500,000
Jostens, Inc.
  7.625%, 10/01/12(d)                                     275           276,375
  12.75%, 5/01/10                                         605           680,195
K2, Inc
  7.375%, 7/01/14(d)                                      355           376,300
Playtex Products, Inc.
  8.00%, 3/01/11                                          315           333,900
St. John Knits International, Inc.
  12.50%, 7/01/09                                         200           214,000
                                                                  -------------
                                                                      2,380,770
                                                                  -------------
Energy-3.1%
Belden & Blake Corp.
  8.75%, 7/15/12(d)                                       340           362,100
Chesapeake Energy Corp.
  7.75%, 1/15/15                                          350           381,500
Grant Prideco, Inc.
  9.00%, 12/15/09                                         360           402,300
Hilcorp Energy
  10.50%, 9/01/10(d)                                      770           852,775
Northwest Pipelines Corp.
  8.125%, 3/01/10                                         310           347,587
Premco Refining Group, Inc.
  9.50%, 2/01/13                                          250           294,375
Pride International, Inc.
  7.375%, 7/15/14(d)                                      395           438,450
Southern Natural Gas Co.
  7.35%, 2/15/31                                          365           360,438
  8.875%, 3/15/10                                         290           326,250
Universal Compression, Inc.
  7.25%, 5/15/10                                          220           233,200
Williams Cos., Inc.
  7.625%, 7/15/19                                       1,345         1,472,775
                                                                  -------------
                                                                      5,471,750
                                                                  -------------


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 13


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Entertainment & Leisure-0.5%
Gaylord Entertainment Co.
  8.00%, 11/15/13                                       $ 315     $     331,538
Universal City Development Partners
  11.75%, 4/01/10                                         425           495,125
                                                                  -------------
                                                                        826,663
                                                                  -------------
Financial-2.0%
Crum & Foster Holdings Corp.
  10.375%, 6/15/13                                        195           208,162
Markel Capital Trust I
  Series B
  8.71%, 1/01/46(f)                                       615           651,900
Nationwide CSN Trust
  9.875%, 2/15/25(d)                                    1,000         1,067,831
PXRE Capital Trust I
  8.85%, 2/01/27                                          510           525,300
Western Financial Bank
  9.625%, 5/15/12                                         420           474,600
Williams Scotsman, Inc.
  9.875%, 6/01/07                                         740           708,550
                                                                  -------------
                                                                      3,636,343
                                                                  -------------
Food/Beverage-1.1%
Del Monte Food Co.
  8.625%, 12/15/12                                        145           161,312
  9.25%, 5/15/11                                          255           280,500
DIMON, Inc.
  7.75%, 6/01/13                                          110           107,250
  Series B
  9.625%, 10/15/11                                        395           416,725
Dole Food Company, Inc.
  8.625%, 5/01/09(a)                                      240           261,600
  8.875%, 3/15/11                                         145           157,687
Merisant Co.
  9.50%, 7/15/13(d)                                       300           285,000
North Atlantic Trading Co.
  9.25%, 3/01/12                                          250           240,000
                                                                  -------------
                                                                      1,910,074
                                                                  -------------
Gaming-3.3%
Ameristar Casinos, Inc.
  10.75%, 2/15/09                                         215           244,025
Argosy Gaming Co.
  9.00%, 9/01/11                                          220           246,950
Boyd Gaming Corp.
  7.75%, 12/15/12                                         255           273,487
Harrah's Operating Company, Inc.
  7.875%, 12/15/05                                        215           227,631
MGM Mirage, Inc.
  8.375%, 2/01/11*                                        575           634,656
Mandalay Resort Group
  10.25%, 8/01/07                                         530           601,550


_______________________________________________________________________________

14 o ACM MANAGED DOLLAR INCOME FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Mohegan Tribal Gaming
  6.375%, 7/15/09                                       $ 140     $     145,250
  7.125%, 8/15/14(d)                                      695           728,012
Park Place Entertainment
  7.00%, 4/15/13                                          305           339,313
  7.875%, 3/15/10                                         135           152,550
  9.375%, 2/15/07                                         230           257,025
Riviera Holdings Corp.
  11.00%, 6/15/10                                         300           330,000
Seneca Gaming Corp.
  7.25%, 5/01/12*                                         765           789,863
Turning Stone Casino Resort Enterprise
  9.125%, 12/15/10(d)                                     270           291,600
Venetian Casino Resort, LLC
  11.00%, 6/15/10                                         570           659,775
                                                                  -------------
                                                                      5,921,687
                                                                  -------------
Healthcare-3.1%
Alliance Imaging, Inc.
  10.375%, 4/15/11*                                       395           429,069
Concentra Operating Corp.
  9.125%, 6/01/12(d)                                      175           191,625
  9.50%, 8/15/10                                          200           221,000
Extendicare Health Services
  9.50%, 7/01/10                                          315           353,588
Genesis HealthCare Corp.
  8.00%, 10/15/13                                         330           359,700
HCA, Inc.
  7.875%, 2/01/11                                         455           514,566
Hanger Orthopedic Group, Inc.
  10.375%, 2/15/09                                        595           547,400
IASIS Healthcare LLC
  8.75%, 6/15/14(d)                                       490           513,275
PacifiCare Health Systems, Inc.
  10.75%, 6/01/09                                         380           437,950
Select Medical Corp.
  7.50%, 8/01/13                                          690           724,500
Tenet Healthcare Corp.
  7.375%, 2/01/13                                         310           291,400
Triad Hospitals, Inc.
  7.00%, 11/15/13                                         520           529,100
Universal Hospital Services, Inc.
  10.125%, 11/01/11                                       440           446,600
                                                                  -------------
                                                                      5,559,773
                                                                  -------------
Hotels & Lodging-1.2%
Corrections Corp. of America
  7.50%, 5/01/11                                           40            42,250
  9.875%, 5/01/09                                         260           290,225
  10.00%, 9/15/08                                          28            29,400
Host Marriott LP
  9.25%, 10/01/07                                         100           112,000
  9.50%, 1/15/07                                          310           343,325


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 15


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
La Quinta Corp.
  8.875%, 3/15/11                                      $  375     $     420,000
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, 5/01/12                                         400           452,500
Vail Resorts, Inc.
  6.75%, 2/15/14                                          355           358,550
                                                                  -------------
                                                                      2,048,250
                                                                  -------------
Index-2.5%
Dow Jones CDX HY
  7.75%, 12/29/09(d)*                                   4,500         4,556,250
                                                                  -------------
Industrial-2.5%
AMSTED Industries, Inc.
  10.25%, 10/15/11(d)                                     465           511,500
Case New Holland, Inc.
  9.25%, 8/01/11(d)                                       645           722,400
FastenTech, Inc.
  11.50%, 5/01/11(d)                                      325           365,625
Flowserve Corp.
  12.25%, 8/15/10                                         370           419,950
H & E Equipment/Finance
  11.125%, 6/15/12                                        600           618,000
NMHG Holding Co.
  10.00%, 5/15/09                                         220           242,000
SPX Corp.
  7.50%, 1/01/13                                          205           208,331
Terex Corp.
  10.375%, 4/01/11                                        375           423,750
Trinity Industries, Inc.
  6.50%, 3/15/14                                          530           522,050
TriMas Corp.
  9.875, 6/15/12                                          470           487,625
                                                                  -------------
                                                                      4,521,231
                                                                  -------------
Metals/Mining-0.7%
AK Steel Corp.
  7.875%, 2/15/09                                         355           352,337
International Steel Group, Inc.
  6.50%, 4/15/14(d)                                       437           437,000
Peabody Energy Corp.
  6.875%, 3/15/13                                         380           410,400
                                                                  -------------
                                                                      1,199,737
                                                                  -------------
Paper & Packaging-3.0%
Ball Corp.
  6.875%, 12/15/12                                      1,000         1,065,000
Berry Plastics Corp.
  10.75%, 7/15/12                                         390           440,700
Crown Paper Co.
  11.00%, 9/01/05(b)                                    5,000                 1
Georgia-Pacific Corp.
  9.375%, 2/01/13*                                        715           841,913


_______________________________________________________________________________

16 o ACM MANAGED DOLLAR INCOME FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Graphic Packaging Int'l Corp.
  9.50%, 8/15/13                                        $ 655     $     748,338
Greif Bros. Corp.
  8.875%, 8/01/12                                         260           289,900
Owens-Brockway Glass Container, Inc.
  8.875%, 2/15/09                                         735           799,312
Pliant Corp.
  11.125%, 9/01/09                                        520           540,800
Russell-Stanley Holdings, Inc.
  9.00%, 11/30/08(d)(g)                                   855            85,449
Stone Container Corp.
  9.25%, 2/01/08                                          535           597,863
  9.75%, 2/01/11                                           12            13,290
                                                                  -------------
                                                                      5,422,566
                                                                  -------------
Publishing-1.3%
American Media, Inc.
  8.875%, 1/15/11                                         105           108,937
  10.25%, 5/01/09                                         475           499,937
Dex Media East LLC
  9.875%, 11/15/09                                        110           126,500
  12.125%, 11/15/12                                       195           242,775
Dex Media West LLC
  8.50%, 8/15/10                                          160           181,600
  9.875%, 8/15/13                                         571           670,925
PEI Holdings, Inc.
  11.00%, 3/15/10                                         143           166,059
RH Donnelley, Inc.
  10.875%, 12/15/12(d)                                    255           309,188
                                                                  -------------
                                                                      2,305,921
                                                                  -------------
Restaurants-0.1%
Domino's, Inc.
  8.25%, 7/01/11                                          237           256,552
                                                                  -------------
Retail-0.4%
J.C. Penney Corporation, Inc.
  8.00%, 3/01/10                                          455           518,131
Petro Stopping Centers LP
  9.00%, 2/15/12                                          250           265,000
                                                                  -------------
                                                                        783,131
                                                                  -------------
Service-1.1%
Allied Waste North America
  8.50%, 12/01/08                                          80            86,800
  8.875%, 4/01/08                                         600           651,000
Iron Mountain, Inc.
  7.75%, 1/15/15                                          115           121,900
  8.625%, 4/01/13                                         350           379,750
National Waterworks, Inc.
  10.50%, 12/01/12                                        235           266,725


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 17


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Service Corp. International
  6.50%, 3/15/08                                        $ 240     $     249,900
  7.70%, 4/15/09                                          240           258,600
                                                                  -------------
                                                                      2,014,675
                                                                  -------------
Supermarket & Drugstore-1.4%
Couche-Tard, Inc.
  7.50%, 12/15/13                                         298           317,370
Pathmark Stores, Inc.
  8.75%, 2/01/12*                                         610           570,350
Rite Aid Corp.
  9.25%, 6/01/13                                           75            76,875
  9.50%, 2/15/11                                          615           676,500
Roundy's, Inc.
  Series B
  8.875%, 6/15/12                                         250           269,375
Stater Bros. Holdings, Inc.
  8.125%, 6/15/12(d)                                      595           623,263
                                                                  -------------
                                                                      2,533,733
                                                                  -------------
Technology-1.8%
Amkor Technologies, Inc.
  7.75%, 5/15/13                                        1,165           955,300
Fairchild Semiconductor
  10.50%, 2/01/09                                         470           502,900
ON Semiconductor Corp.
  12.00%, 3/15/10                                         465           534,750
Unisys Corp.
  6.875%, 3/15/10                                       1,000         1,042,500
  7.875%, 4/01/08                                         185           190,088
                                                                  -------------
                                                                      3,225,538
                                                                  -------------
Transportation-0.1%
Horizon Lines, LLC
  9.00%, 11/01/12(d)                                      195           205,725
                                                                  -------------
Utilities - Electric & Gas-1.7%
AES Corporation
  8.75%, 5/15/13(d)                                        65            73,287
  9.00%, 5/15/15(d)                                       105           118,387
  10.00%, 7/15/05(d)                                      172           174,224
Calpine Corp.
  8.50%, 7/15/10(d)                                       715           546,975
Dynegy Holdings, Inc.
  10.125%, 7/15/13(d)                                     305           350,750
NRG Energy, Inc.
  8.00%, 12/15/13(d)                                      490           524,912
Ormat Funding Corp.
  8.25%, 12/30/20(d)                                      395           390,607
PG&E Corp.
  6.875%, 7/15/08                                         370           400,525


_______________________________________________________________________________

18 o ACM MANAGED DOLLAR INCOME FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
SEMCO Energy, Inc.
  7.125%, 5/15/08                                      $  125     $     131,875
  7.75%, 5/15/13                                          235           253,213
                                                                  -------------
                                                                      2,964,755
                                                                  -------------
Total U.S. Corporate Debt Obligations
  (cost $90,625,683)                                                 81,766,628
                                                                  -------------
NON-U.S. CORPORATE DEBT
OBLIGATIONS-8.6%
Bahamas-0.2%
Sun International Hotels, Ltd.
  8.875%, 8/15/11                                         245           268,581
                                                                  -------------
Bermuda-0.4%
NCL Corp
  10.625%, 7/15/14(d)                                     685           717,538
                                                                  -------------
Brazil-0.7%
PF Export Receivables Master Trust
  6.436%, 6/01/15(d)                                    1,309         1,313,608
                                                                  -------------
Canada-1.0%
Celestica, Inc.
  7.875%, 7/01/11                                         610           632,875
Fairfax Financial Holdings
  7.375%, 4/15/18                                         250           202,500
  7.75%, 4/26/12                                          285           257,925
Intrawest Corp.
  7.50%, 10/15/13                                         195           202,069
  10.50%, 2/01/10                                         140           151,200
Russel Metals, Inc.
  6.375%, 3/01/14                                         345           345,000
                                                                  -------------
                                                                      1,791,569
                                                                  -------------
France-0.3%
Crown Euro Holdings S.A.
  9.50%, 3/01/11                                          405           451,575
                                                                  -------------
Great Britian-0.6%
Inmarsat Finance PLC
  7.625%, 6/30/12(d)                                      560           555,800
Royal & Sun Alliance Insurance Group PLC
  8.95%, 10/15/29                                         420           522,510
                                                                  -------------
                                                                      1,078,310
                                                                  -------------
Ireland-0.4%
Eircom Funding
  8.25%, 8/15/13                                          230           251,850
MDP Acquisitions PLC
  9.625%, 10/01/12                                        390           440,700
                                                                  -------------
                                                                        692,550
                                                                  -------------


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 19


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                    Shares or
                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Kazakhstan-0.4%
Hurricane Finance BV
  9.625%, 2/12/10(d)                                   $  400     $     432,000
Kazkommerts International BV
  8.50%, 4/16/13(d)                                       350           355,250
                                                                  -------------
                                                                        787,250
                                                                  -------------
Liberia-0.4%
Royal Caribbean Cruises, Ltd.
  8.00%, 5/15/10                                          625           703,906
                                                                  -------------
Mexico-2.6%
Innova S. de R.L.
  9.375%, 9/19/13                                       2,865         3,115,687
  12.875%, 4/01/07                                      1,003         1,025,772
Vitro Envases Norteamerica
  10.75%, 7/23/11(d)                                      420           411,600
                                                                  -------------
                                                                      4,553,059
                                                                  -------------
Romania-0.3%
Mobifon Holdings BV
  12.50%, 7/31/10                                         425           497,250
                                                                  -------------
Russia-1.1%
Gazprom OAO
  9.625%, 3/01/13(d)                                      150           166,500
Mobile Telesystems Finance S.A.
  9.75%, 1/30/08                                          525           561,750
  9.75%, 1/30/08(d)                                       100           106,250
  10.95%, 12/21/04                                      1,105         1,116,050
Tyumen Oil
  11.00%, 11/06/07(d)                                      70            78,575
                                                                  -------------
                                                                      2,029,125
                                                                  -------------
Singapore-0.2%
Flextronics International, Ltd.
  6.50%, 5/15/13                                          425           434,563
                                                                  -------------
Total Non-U.S. Corporate Debt Obligations
  (cost $14,393,799)                                                 15,318,884
                                                                  -------------
NON-CONVERTIBLE PREFERRED
STOCK-0.7%
Sovereign Real Estate Investment Trust
  12.00%(d)                                               870         1,278,900
                                                                  -------------
Total Non-Convertible Preferred Stock
  (cost $818,725)                                                     1,278,900
                                                                  -------------


_______________________________________________________________________________

20 o ACM MANAGED DOLLAR INCOME FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

                                                Contracts(h),
                                                    or Shares      U.S. $ Value
-------------------------------------------------------------------------------
WARRANTS(i)-0.0%
Central Bank of Nigeria
  Warrants, expiring 11/15/20(i)                        1,000     $           0
Republic of Venezuela
  Warrants, expiring 4/15/20(i)                         7,140                 0
                                                                  -------------
Total Warrants
  (cost $0)                                                                   0
                                                                  -------------
CALL OPTIONS PURCHASED(i)-0.0%
Republic of Brazil C-Bonds
  Expiring Oct '04 @ 111.50                           150,000             2,850
  Expiring Oct '04 @ 112.50                           300,000             4,500
  Expiring Oct '04 @ 113.00                           300,000             3,900
                                                                  -------------
Total Call Options Purchased
  (cost $14,595)                                                         11,250
                                                                  -------------
Total Investments Before Security
  Lending Collateral-118.0%
  (cost $196,249,212)                                               210,891,908
                                                                  -------------
Investments of Cash Collateral for
  Securites Loaned-2.1%
Short-Term Investment
UBS Private Money Market Fund, LLC
  1.66%
  (cost $3,828,575)                                 3,828,575         3,828,575
                                                                  -------------
Total Investments-120.1%
  (cost $200,077,787)                                               214,720,483
Other Assets Less Liabilities-(20.1)%                               (35,984,991)
                                                                  -------------
Net Assets-100.0%                                                 $ 178,735,492
                                                                  =============


CREDIT DEFAULT SWAP CONTRACTS (see Note C)



                                  Notional     Unrealized
Swap Counterparty &                Amount       Interest    Termination     Appreciation/
Reference Obligation               (000)          Rate          Date        (Depreciation)
--------------------------------------------------------------------------------------------
Buy Contracts:

Citigroup Global Markets, Inc.
Federal Republic of Hungary
  4.50%, 2/06/13                     350           0.50%      11/26/13         $(7,436)

Citigroup Global Markets, Inc.
Federal Republic of Philippines
  10.625%, 3/16/25                   510           5.60        3/20/14         (12,001)

JP Morgan Chase Bank
Federal Republic of Ecuador
  7.00%, 8/15/30                     275           3.70        4/30/05          (7,478)



_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 21


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

CREDIT DEFAULT SWAP CONTRACTS (see Note C) (continued)


                                 Notional      Unrealized
Swap Counterparty &               Amount        Interest     Termination     Appreciation/
Reference Obligation               (000)          Rate           Date       (Depreciation)
--------------------------------------------------------------------------------------------
Sale Contracts:

Citigroup Global Markets, Inc.
Federal Republic of Brazil
  12.25%, 3/06/30                  1,000           6.35%       8/20/05          $58,508

Citigroup Global Markets, Inc.
Federal Republic of Brazil
  12.25%, 3/06/30                    900           4.40        5/20/06           58,610

Credit Suisse First Boston Int'l.
Federal Republic of Brazil
  12.25%, 3/06/30                    750           6.90        6/20/07           92,625

Morgan Stanley Dean Witter
Federal Republic of Brazil
  12.25%, 3/06/30                    680           3.80        8/20/06           24,763

Citigroup Global Markets, Inc.
Federal Republic of Philippines
  10.625%, 3/16/25                   510           4.95        3/20/09           13,190

Citigroup Global Markets, Inc.
Federal Republic of Mexico
  8.30%, 8/15/31                     750           2.40        5/20/14           56,625

Citigroup Global Markets, Inc.
Federal Republic of Mexico
  8.30%, 8/15/31                   1,100           2.05        5/20/09           58,797



REVERSE REPURCHASE AGREEMENTS (see Note C)


                                        Interest
Broker                                    Rate               Maturity          Amount
--------------------------------------------------------------------------------------------
Barclays Securities                        1.50%            12/30/05        $ 2,275,189
Barclays Securities                        1.40             12/30/05          4,410,343
Chase Manhattan Bank                       0.25             12/30/05          6,472,665
Chase Manhattan Bank                       0.75             12/30/05          2,556,250
Chase Manhattan Bank                       1.65             12/30/05          2,480,796
Chase Manhattan Bank                       1.65             12/30/05          1,234,500
Citigroup Global Markets, Inc              0.75             12/30/05          9,290,508
Citigroup Global Markets, Inc              1.35             12/30/05          5,467,977
Merrill Lynch                              1.40             12/30/05          3,585,000
Merrill Lynch                              1.70             12/30/05            962,891
Santander Investment Securities            1.70             12/30/05          3,740,751
                                                                            -----------
                                                                            $42,476,870
                                                                            -----------



_______________________________________________________________________________

22 o ACM MANAGED DOLLAR INCOME FUND


                                                       Portfolio of Investments
-------------------------------------------------------------------------------

* Represents entire or partial securities out on loan. See Note F for securities lending information.

(a) Coupon changes periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2004.

(b)  Security is in default and is non-income producing.

(c) Positions, or portions thereof, with an aggregate market value of $42,597,463 have been segregated to collateralize reverse repurchase agreements.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2004, the aggregate market value of these securities amounted to $59,711,229 or 33.4% of net assets.

(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)  Illiquid security, valued at fair market value (see Note A).

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.05% of net assets as of September 30, 2004, is considered illiquid and restricted.



                                                              Market Value
                                Acquisition    Acquisition       Market      Percentage of
Restricted Security                 Date          Cost            Value       Net Assets
------------------------------  ------------  --------------  -------------  -------------
Russell-Stanley Holdings, Inc.    2/26/99-      $4,978,465       $85,449        0.05%
9.00%; 11/30/08                   8/16/04



(h)  One contract relates to principal amount of $1.00.

(i)  Non-income producing security.

Glossary of Terms:

DCB - Debt Conversion Bond
FRN - Floating Rate Note

See notes to financial statements.


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 23


                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------

STATEMENT OF ASSETS & LIABILITIES
September 30, 2004


ASSETS
Investments in securities, at value
  (cost $200,077,787--including investment of cash
  collateral for securities loaned of $3,828,575)              $ 214,720,483(a)
Cash                                                               3,043,614
Receivable for investment securities sold                          7,508,869
Interest and dividends receivable                                  4,091,523
Unrealized appreciation on credit default swap contracts             363,118
Prepaid expenses                                                       9,570
                                                               -------------
Total assets                                                     229,737,177
                                                               -------------
LIABILITIES
Reverse repurchase agreements                                     42,476,870
Payable for collateral received on securities loaned               3,828,575
Due to broker                                                      3,115,728
Payable for investment securities purchased                        1,305,371
Advisory fee payable                                                 123,279
Unrealized depreciation on credit default swap contracts              26,915
Administrative fee payable                                            19,727
Accrued expenses and other liabilities                               105,220
                                                               -------------
Total liabilities                                                 51,001,685
                                                               -------------
Net Assets                                                     $ 178,735,492
                                                               =============
COMPOSITION OF NET ASSETS
Common stock, at par                                           $     226,977
Additional paid-in capital                                       296,774,513
Distributions in excess of net investment income                    (382,449)
Accumulated net realized loss on investment transactions        (132,862,448)
Net unrealized appreciation of investments                        14,978,899
                                                               -------------
                                                               $ 178,735,492
                                                               =============
NET ASSET VALUE PER SHARE
  (based on 22,697,719 shares outstanding)                             $7.87
                                                                       =====


(a)  Includes securities on loan with a value of $3,674,409 (see Note F)

See notes to financial statements.


_______________________________________________________________________________

24 o ACM MANAGED DOLLAR INCOME FUND


                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended September 30, 2004


INVESTMENT INCOME
Interest                                          $ 19,551,527
Dividends                                              172,190     $ 19,723,717
                                                  ------------
EXPENSES
Advisory fee                                         1,320,701
Administrative fee                                     251,049
Custodian                                              117,577
Audit and legal                                        112,883
Printing                                                64,772
Transfer agency                                         46,447
Directors' fees                                         33,857
Registration                                            26,125
Miscellaneous                                           45,616
                                                  ------------
Total expenses before interest                       2,019,027
Interest expense                                       525,478
                                                  ------------
Total expenses                                                        2,544,505
                                                                   ------------
Net investment income                                                17,179,212
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain on:
  Investment transactions                                            11,701,009
  Swap contracts                                                      2,295,256
  Written options                                                       224,373
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        (8,367,899)
  Swap contracts                                                       (634,097)
                                                                   ------------
Net gain on investment transactions                                   5,218,642
                                                                   ------------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                       $ 22,397,854
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 25


                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                   Year Ended       Year Ended
                                                 September 30,    September 30,
                                                      2004             2003
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS
Net investment income                            $  17,179,212    $  18,293,615
Net realized gain on investment
  transactions                                      14,220,638        3,184,282
Net change in unrealized
  appeciation/depreciation of
  investments                                       (9,001,996)      43,772,735
                                                 -------------    -------------
Net increase in net assets from
  operations                                        22,397,854       65,250,632

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income                              (18,071,829)     (18,177,141)

COMMON STOCK TRANSACTIONS
Reinvestment of dividends resulting in the
  issuance of Common Stock                           1,227,800        1,273,690
                                                 -------------    -------------
Total increase                                       5,553,825       48,347,181

NET ASSETS
Beginning of period                                173,181,667      124,834,486
                                                 -------------    -------------
End of period (including distributions in
  excess of net investment income of
  $382,449 and $123,407,
  respectively.)                                 $ 178,735,492    $ 173,181,667
                                                 =============    =============


See notes to financial statements.


_______________________________________________________________________________

26 o ACM MANAGED DOLLAR INCOME FUND


                                                        Statement of Cash Flows
-------------------------------------------------------------------------------

STATEMENT OF CASH FLOWS
Year Ended September 30, 2004


INCREASE (DECREASE) IN CASH FROM
OPERATION ACTIVITIES:
Interest and dividends received                  $  19,354,791
Interest expense paid                                 (572,479)
Operating expenses paid                             (2,057,932)
                                                 -------------
Net increase in cash from operating
  activities                                                       $ 16,724,380

INVESTING ACTIVITIES:
Purchases of long-term investments                (215,236,454)
Proceeds from disposition of long-term
  investments                                      227,660,021
Proceeds from disposition of short-term
  investments, net
Cash collateral received on securities
  loaned                                             3,828,575
Net premium received on option
  transactions                                          78,104
Net premium received on swaps
  transactions                                       2,295,256
Net increase in cash from investing
  activities                                                         18,625,502

FINANCING ACTIVITIES:*
Cash dividends paid                                (16,844,029)
Proceeds from reverse repurchase
  agreements                                       (16,155,022)
Net decrease in cash from financing
  activities                                                        (32,999,051)
                                                                   ------------
Net increase in cash                                                  2,350,831
Cash at beginning of period                                             692,783
                                                                   ------------
Cash at end of period                                              $  3,043,614
                                                                   ============

-------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET
ASSETS FROM OPERATIONS TO NET
INCREASE IN CASH FROM OPERATING
ACTIVITIES:
Net increase in net assets from
  operations                                                       $ 22,397,854

ADJUSTMENTS:
Decrease in dividends and interest
  receivable                                     $   1,475,867
Accretion of bond discount and
  amortization of bond premium                      (1,844,793)
Decrease in accrued expenses and other
  assets                                               (38,905)
Decrease in interest payable                           (47,001)
Net realized gain on investment
  transactions                                     (14,220,638)
Net change in unrealized appreciation/
  depreciation of investments                        9,001,996
                                                 -------------
Total adjustments                                                    (5,673,474)
                                                                   ------------
NET INCREASE IN CASH FROM OPERATING
  ACTIVITIES                                                       $ 16,724,380
                                                                   ============


* Non-cash financing activities not included herein consist of reinvestment of dividends and distributions.

See notes to financial statements.


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 27


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2004

NOTE A

Significant Accounting Policies

ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may


_______________________________________________________________________________

28 o ACM MANAGED DOLLAR INCOME FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or required. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income. Additionally, the Fund amortizes premiums on debt securities for financial statement reporting purposes only.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in conformity with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

5. Repurchase Agreements

The Fund's custodian or designated subcustodian will take control of securities as collateral under repurchase agreements and determine on a daily basis that the


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 29


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75 of 1% of the average adjusted weekly net assets of the Fund. Such fee is accrued daily and paid monthly.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended September 30, 2004, the Fund reimbursed $265 to AGIS.

Under the terms of an Administration Agreement, the Fund paid Princeton Administrators, L.P. (the "Administrator") a fee at an annual rate of .15 of 1% of the average adjusted weekly net assets of the Fund for the period September 1, 2003 through June 30, 2004. Effective July 1, 2004, this fee was reduced so as to charge the Fund at a reduced annual rate of .12 of 1% of the average adjusted weekly net assets of the Fund but in no event less than $12,500 per month. Such fee is accrued daily and paid monthly. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2004, were as follows:

                                                   Purchases          Sales
                                                 =============    =============
Investment securities (excluding
  U.S. government securities)                    $ 209,461,003    $ 230,120,754
U.S. government securities                                  -0-              -0-


At September 30, 2004, the cost of investments for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation (excluding written options and swap contracts) are as follows:

Cost                                                              $ 201,224,761
                                                                  =============

Gross unrealized appreciation                                     $  28,690,049
Gross unrealized depreciation                                       (15,194,327)
                                                                  -------------
Net unrealized appreciation                                       $  13,495,722
                                                                  =============


_______________________________________________________________________________

30 o ACM MANAGED DOLLAR INCOME FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

1. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in written options for the year ended September 30, 2004 were as follows:


                                                   Number of
                                                   Contracts         Premiums
                                                     (000)           Received
                                                 =============    =============
Options outstanding at
  September 30, 2003                                        -0-   $          -0-
Options written                                         12,258          224,373
Options exercised                                         (770)         (11,935)
Options terminated in closing purchase
  transactions                                              -0-              -0-
Options expired                                        (11,488)        (212,438)
                                                 -------------    -------------
Options outstanding at
  September 30, 2004                                        -0-   $          -0-
                                                 =============    =============


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 31


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

2. Swap Agreements

The Fund may enter into swaps on sovereign debt obligations to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of October 1, 2003, the Portfolios have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swaps contracts on the statements of operations. Prior to October 1, 2003, these interim payments were reflected within interest income in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Fund may enter into credit default swaps. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Fund to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Fund receives/(pays) semi-annual fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market


_______________________________________________________________________________

32 o ACM MANAGED DOLLAR INCOME FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer and no credit event occurs, it will lose its investment. In addition, if the Fund is a seller and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

At September 30, 2004, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $5,690,000, with net unrealized appreciation of $363,118 and terms ranging from 1 year to 10 years, as reflected in the portfolio of investments.

In certain circumstances, the Fund may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs. The Fund had Buy Contracts outstanding with a Notional Amount of $510,000 with respect to the same referenced obligation and same counterparty of certain Sale Contracts outstanding, which reduced its obligation to make payments on Sale Contracts to $5,180,000 as of September 30, 2004.

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

For the year ended September 30, 2004, the average amount of reverse repurchase agreements outstanding was $56,493,655 and the daily weighted average annual interest rate was 0.93%.

NOTE D

Capital Stock

There are 300,000,000 shares of $.01 par value common stock authorized of which 22,697,719 shares were issued and outstanding at September 30, 2004. During the year ended September 30, 2004 and the year ended September 30, 2003, the Fund issued 157,097 and 182,814 shares, respectively, in connection with the Fund's dividend reinvestment plan.

NOTE E

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guar-


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 33


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

antor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Risk--Investing in securities of foreign companies and foreign governments involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government.

The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economics of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, theFund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE F

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. Government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. Government or U.S. Government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, structured products, repurchase agreements and an eligible money


_______________________________________________________________________________

34 o ACM MANAGED DOLLAR INCOME FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of September 30, 2004, the Fund had loaned securities with a value of $3,674,409 and received cash collateral of $3,828,575, which was invested in a money market fund as included in the portfolio of investments. For the year ended September 30, 2004, the Fund earned fee income of $20,102, which is included in interest income in the accompanying statement of operations.

NOTE G

Distributions to Shareholders

The tax character of the distributions paid to shareholders during the fiscal years ended September 30, 2004 and September 30, 2003 were as follows:

                                                 2004             2003
                                             =============    =============
Distributions paid from:
  Ordinary income                            $  18,071,829    $  18,177,141
                                             -------------    -------------
Total taxable distributions                     18,071,829       18,177,141
Tax return of capital                                   -0-              -0-
                                             -------------    -------------
Total distributions paid                     $  18,071,829    $  18,177,141
                                             =============    =============

As of September 30, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $(132,040,578)(a)
Unrealized appreciation/(depreciation)                           13,774,580(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $(118,265,998)
                                                              =============


(a) On September 30, 2004, the Fund had a net capital loss carryforward of $132,040,578 of which $43,032,718 expires in the year 2007, $24,635,181 expires in the year 2008, $10,899,598 expires in the year 2009, $33,249,705 expires in 2010 and $20,223,376 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $14,423,021

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and the difference between book and tax treatment of swap income.

During the current fiscal year, permanent differences, primarily due to distributions in excess of net investment income, the tax character of paydown gains/losses, tax treatment of swap income and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investments and a decrease in additional paid-in capital. This reclassification had no effect on net assets.


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 35


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland. Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


_______________________________________________________________________________

36 o ACM MANAGED DOLLAR INCOME FUND


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that an unaffiliated broker/dealer violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and puni-


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 37


                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

tive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


_______________________________________________________________________________

38 o ACM MANAGED DOLLAR INCOME FUND


                                                           Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                                Year Ended September 30,
                                            ---------------------------------------------------------------
                                               2004(a)       2003        2002(b)       2001        2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $7.68        $5.58        $6.33        $8.09        $8.39

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(c)                        0.76         0.81         0.84         0.98         1.08
Net realized and unrealized
  gain (loss) on investment
  transactions                                  0.23         2.10        (0.71)       (1.72)       (0.22)
Net increase (decrease) in net
  asset value from operations                   0.99         2.91         0.13        (0.74)        0.86

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                       (0.80)       (0.81)       (0.85)       (0.95)       (1.02)
Tax return of capital                             -0-          -0-       (0.03)       (0.07)       (0.14)
Total dividends and
  distributions                                (0.80)       (0.81)       (0.88)       (1.02)       (1.16)
Net asset value, end of period                 $7.87        $7.68        $5.58        $6.33        $8.09
Market value, end of period                    $7.87        $8.15        $6.29        $7.62        $8.50
Premium/Discount                                0.00%        6.12%       12.72%       20.38%        5.07%

TOTAL RETURN
Total investment return
  based on:(d)
  Market value                                  6.91%       45.71%       (6.14)%       3.02%       (5.41)%
  Net asset value                              13.45%       54.77%         .23%      (10.08)%       9.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $178,735     $173,182     $124,834     $140,110     $179,653
Ratios to average net assets of:
  Expenses                                      1.44%        1.72%        2.12%        2.75%        2.70%
  Expenses, excluding
    interest expense(e)                         1.15%        1.21%        1.15%        1.13%        1.09%
  Net investment income                         9.76%       11.88%       10.81%        9.90%        9.55%
Portfolio turnover rate                           95%          80%          63%         129%         134%



See footnote summary on page 40.


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 39


                                                           Financial Highlights
-------------------------------------------------------------------------------

(a) As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the fiscal year ended September 30, 2004, was to decrease net investment income per share by $0.01 and increase net realized and unrealized gain (loss) on investment transactions per share by $0.01 and decrease the ratio of net investment income to average net assets by 0.17%.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year end September 30, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss on investment by $0.01 and decrease the ratio of net investment income to average net assets from 10.91% to 10.81%. Per share, ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(c)  Based on average shares outstanding.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e) Excludes net interest expense of .29%, .51%, .97%, 1.62% and 1.61%, respectively, on borrowings.


_______________________________________________________________________________

40 o ACM MANAGED DOLLAR INCOME FUND


                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of ACM Managed Dollar Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Managed Dollar Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2004, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Dollar Income Fund, Inc. at September 30, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst& Young LLP

New York, New York
November 22, 2004


TAX INFORMATION (unaudited)

For the fiscal year ended September 30, 2004 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $172,190 as qualified dividend income, which is taxed at a maximum rate of 15%.The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004. Complete information will be computed and reported in conjunction with year 2004 Form 1099-DIV.


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 41


                                                         Additional Information
-------------------------------------------------------------------------------

ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names may elect to be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Ex-change or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholders' proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


_______________________________________________________________________________

42 o ACM MANAGED DOLLAR INCOME FUND


                                                         Additional Information
-------------------------------------------------------------------------------

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Equiserve Trust Company, N.A., P.O. Box 43011, Providence, RI02940-3011

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund.


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 43


                                                             Board of Directors
-------------------------------------------------------------------------------

BOARD OF DIRECTORS

William H.Foulk, Jr.,(1) Chairman
Marc O.Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Dr. James M. Hester(1)
Donald J. Robinson(1)


OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President
James E. Kennedy, Jr.(2), Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Administrator

Princeton Administrators, L.P.
P.O.Box 9095
Princeton, NJ 08543-9095

Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Dividend Paying Agent, Transfer Agent And Registrar

Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011

Independent Registered Public Accounting Firm

Ernst& Young LLP
5 Times Square
New York,NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee and Governance and Nominating Committee.

(2) Messrs. DeNoon and Kennedy are the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of ACM Managed Dollar Income Fund for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


_______________________________________________________________________________

44 o ACM MANAGED DOLLAR INCOME FUND


                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



        NAME,                                                                    PORTFOLIOS
      ADDRESS,                           PRINCIPAL                                IN FUND          OTHER
   DATE OF BIRTH                       OCCUPATION(S)                              COMPLEX       DIRECTORSHIP
    OF DIRECTOR                         DURING PAST                              OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                         5 YEARS                                 DIRECTOR        DIRECTOR
--------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

Marc O. Mayer, ++                  Executive Vice President of                       68             None
1345 Avenue of the                 ACMC since 2001; prior thereto,
Americas                           Chief Executive Officer of
New York, NY 10105                 Sanford C. Bernstein & Co., LLC
10/2/57                            and its predecessor since prior to
(2003)                             1999.

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#            Investment adviser and an                        116             None
2 Sound View Drive                 independent consultant. He was
Suite 100                          formerly Senior Manager of
Greenwich, CT 06830                Barrett Associates, Inc., a
9/7/32                             registered investment adviser,
(1993)                             with which he had been
Chairman of the Board              associated since prior to 1999. He
                                   was formerly Deputy Comptroller
                                   and Chief Investment Officer of
                                   the State of New York and, prior
                                   thereto, Chief Investment Officer of
                                   the New York Bank for Savings.

Ruth Block,#+++                    Formerly Executive Vice President                 96             None
500 SE Mizner Blvd.,               and Chief Insurance Officer of
Boca Raton, FL 33432               The Equitable Life Assurance
11/7/30                            Society of the United States;
(1993)                             Chairman and Chief Executive
                                   Officer of Evlico; Director of
                                   Avon, BP (oil and gas), Ecolab
                                   Incorporated (specialty chemicals),
                                   Tandem Financial Group and
                                   Donaldson, Lufkin & Jenrette
                                   Securities Corporation; former
                                   Governor at Large National
                                   Association of Securities Dealers,
                                   Inc.



_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 45


                                                         Management of the Fund
-------------------------------------------------------------------------------


        NAME,                                                                    PORTFOLIOS
      ADDRESS,                           PRINCIPAL                                IN FUND          OTHER
   DATE OF BIRTH                       OCCUPATION(S)                              COMPLEX       DIRECTORSHIP
    OF DIRECTOR                         DURING PAST                              OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                         5 YEARS                                 DIRECTOR        DIRECTOR
--------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

David H. Dievler,#                 Independent consultant. Until                    100             None
P.O. Box 167                       December 1994 he was Senior
Spring Lake, NJ 07762              Vice President of Alliance Capital
10/23/29                           Management Corporation
(1993)                             ("ACMC") responsible for mutual
                                   fund administration. Prior to joining
                                   ACMC in 1984 he was Chief
                                   Financial Officer of Eberstadt Asset
                                   Management since 1968. Prior to
                                   that he was a Senior Manager at
                                   Price Waterhouse & Co. Member
                                   of American Institute of Certified
                                   Public Accountants since 1953.

John H. Dobkin,#                   Consultant. Formerly President of                 98             None
P.O. Box 12                        Save Venice, Inc. (preservation
Annandale, NY 12504                organization) from 2001-2002, a
2/19/42                            Senior Advisor from June 1999-
(1993)                             June 2000 and President of
                                   Historic Hudson Valley (historic
                                   preservation) from December
                                   1989-May 1999. Previously,
                                   Director of the National Academy
                                   of Design and during 1988-1992,
                                   he was Director and Chairman of
                                   the Audit Committee of ACMC.

Dr. James M. Hester, #             Formerly President of the Harry Frank             11             None
25 Cleveland Lane                  Guggenheim Foundation, New York
Princeton, NJ 08540                University and the New York
4/19/24                            Botanical Garden. Formerly Rector
(1993)                             of the United Nations University
                                   and Vice Chairman of the Board
                                   of the Federal Reserve Bank of
                                   New York.



_______________________________________________________________________________

46 o ACM MANAGED DOLLAR INCOME FUND


                                                         Management of the Fund
-------------------------------------------------------------------------------


        NAME,                                                                    PORTFOLIOS
      ADDRESS,                           PRINCIPAL                                IN FUND          OTHER
   DATE OF BIRTH                       OCCUPATION(S)                              COMPLEX       DIRECTORSHIP
    OF DIRECTOR                         DURING PAST                              OVERSEEN BY       HELD BY
  (YEAR ELECTED*)                         5 YEARS                                 DIRECTOR        DIRECTOR
--------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Donald J. Robinson,#               Senior Counsel to the law firm of                 96             None
98 Hell's Peak Road                Orrick, Herrington & Sutcliffe LLP
Weston, VT 05161                   since prior to 1999. Formerly a
8/24/34                            senior partner and a member of
(1996)                             the Executive Committee of that
                                   firm. He was also a member
                                   and Chairman of the Municipal
                                   Securities Rulemaking Board and
                                   Trustee of the Museum of the City
                                   of New York.



*  There is no stated term of office for the Fund's directors.

#  Member of the Audit Committee and Governance and Nominating Committee.

++ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of ACMC.

+++ Ms. Block was an "interested person" as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of 116 American Depositary Shares of AXA, having a value of approximately $2,396. AXA is a controlling person of ACMC. Ms. Block received shares of The Equitable Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States, which was subsequently converted through a corporate action into 116 American Depositary Shares of AXA.


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 47


                                                         Management of the Fund
-------------------------------------------------------------------------------

Officers of the Fund

Certain information concerning the Fund's Officers is listed below.



NAME,
ADDRESS* AND                        POSITION(S)                     PRINCIPAL OCCUPATION
DATE OF BIRTH                       HELD WITH FUND                  DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer,                      President                       See biography above.
10/2/57

Philip L. Kirstein,                 Senior Vice President           Senior Vice President and Independent
5/29/45                             and Independent                 Compliance Officer--Mutual Funds of
                                    Compliance Officer              ACMC** with which he has been
                                                                    associated since October 2004. Prior
                                                                    thereto, he was Counsel of Kirkpatrick
                                                                    & Lockhart, LLP from 2003 to October
                                                                    2004, and General Counsel and First
                                                                    Vice President of Merrill Lynch
                                                                    Investment Managers since prior to
                                                                    1999.

Paul J. DeNoon,                     Vice President                  Senior Vice President of ACMC**, with
4/18/62                                                             which he has been associated since
                                                                    prior to 1999.

James E. Kennedy, Jr.,              Vice President                  Senior Vice President of ACMC**, with
5/24/60                                                             which he has been associated since
                                                                    prior to 1999.

Mark R. Manley,                     Secretary                       Senior Vice President, Deputy General
10/23/62                                                            Counsel and Chief Compliance Officer
                                                                    of ACMC**, with which he has been
                                                                    associated since prior to 1999.

Mark D. Gersten,                    Treasurer and Chief             Senior Vice President of AGIS and a
10/4/50                             Financial Officer               Vice President of ABIRM**, with which
                                                                    he has been associated since prior to
                                                                    1999.

Vincent S. Noto,                    Controller                      Vice President of AGIS**, with which
12/14/64                                                            he has been associated since prior to
                                                                    1999.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.


_______________________________________________________________________________

48 o ACM MANAGED DOLLAR INCOME FUND


                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Health Care Fund*
Mid-Cap Growth Fund
Premier Growth Fund*
Small Cap Growth Fund
Technology Fund*

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund*
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest or send money.

* Effective December 15, 2004, these Funds will be renamed as follows: Health Care Fund to Global Health Care Fund; Premier Growth Fund to Large Cap Growth Fund; Technology Fund to Global Technology Fund; and Disciplined Value Fund to Focused Growth & Income Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 49


                                                 Summary of General Information
-------------------------------------------------------------------------------

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers each day. The Fund's NYSE trading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by Equiserve Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of Equiserve Trust Company, N.A. For questions concerning Shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company, N.A. at (800) 219-4218.


_______________________________________________________________________________

50 o ACM MANAGED DOLLAR INCOME FUND


NOTES


_______________________________________________________________________________

ACM MANAGED DOLLAR INCOME FUND o 51


NOTES


_______________________________________________________________________________

52 o ACM MANAGED DOLLAR INCOME FUND


ACM MANAGED DOLLAR INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


AllianceBernstein [LOGO](SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


MDIAR0904

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent auditor Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues and quarterly press release review; and (iii) tax compliance, tax advice and tax return preparation.

                                                    Audit-Related
                                     Audit Fees         Fees            Tax Fees

ACM Managed Dollar
Income Fund, Inc.            2003     $49,000          $9,750           $15,000
                             2004     $51,000          $9,785           $24,804


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):



                                                           Total Amount of
                                                           Foregoing Column
                                                          Pre-approved by the
                                                            Audit Committee
                                   All Fees for          (Portion Comprised of
                                Non-Audit Services        Audit Related Fees)
                                 Provided to the         (Portion Comprised of
                              Portfolio, the Adviser           Tax Fees)
                              and Service Affiliates

ACM Managed Dollar
Income Fund, Inc.     2003         $ 837,015                  [$ 311,750]
                                                              ($ 296,750)
                                                              ($  15 000)
                      2004         $ 1,236,321                [$ 284,589]
                                                              ($ 259,785)
                                                              ($  24,804)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

        Ruth Block                                   William H. Foulk, Jr.
        David H. Dievler                             Dr. James M. Hester
        John H. Dobkin                               Donald J. Robinson


ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has adopted the following proxy voting policies and procedures of its investment adviser, Alliance Capital Management L.P.


                                                                    October 2004


                        ALLIANCE CAPITAL MANAGEMENT L.P.

              Statement of Policies and Procedures for Proxy Voting

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


PROXY VOTING PROCEDURES

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A in its proxy statement filed with the Commission on February 23, 2004.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

         EXHIBIT NO.         DESCRIPTION OF EXHIBIT

         11 (a) (1)          Code of ethics that is subject to the
                             disclosure of Item 2 hereof

         11 (b) (1)          Certification of Principal Executive Officer
                             Pursuant to Section 302 of the Sarbanes-Oxley
                             Act of 2002

         11 (b) (2)          Certification of Principal Financial Officer
                             Pursuant to Section 302 of the Sarbanes-Oxley
                             Act of 2002

         11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to
                             Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ACM Managed Dollar Income Fund, Inc.

By:      /s/ Marc O. Mayer
         --------------------
         Marc O. Mayer
         President

Date:    November 29, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         -----------------
         Marc O. Mayer
         President

Date:    November 29, 2004

By:      /s/ Mark D. Gersten
         -------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    November 29, 2004